UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2020

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LVYUAN GREEN BUILDING MATERIAL TECHNOLOGY CORP.

(Exact name of registrant as specified in its charter)

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Nevada	000-55262	33-1227348
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1216, Building 3, Incubator Mansion, Development Zone
Daqing City, Heilongjiang Province, China	N/A
(Address of principal executive offices)	(Zip Code)

86-755-2218-4466
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02         DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective October 27, 2020, each of Wenbo Yu, Long Pan and Xiaoying Yu, resigned as a Director of Lvyuan Green Building Material Technology Corp. (the “Registrant”). Neither such person had any disagreement with the Registrant, nor provided any reason for their resignation.

Effective October 27, 2020, Ming Huang, resigned as Chief Financial Officer, Treasurer and Director of Lvyuan Green Building Material Technology Corp. (the “Registrant”). Ming Huang did not have any disagreement with the Registrant, nor provided any reason for his resignation.

Effective October 27, 2020, Carmen XiaoYan Yu, was removed as an Officer and Director of Lvyuan Green Building Material Technology Corp. (the “Registrant”), on the grounds of abandonment and non-cooperation with company business.

Effective October 27, 2020, Jian Fei Sun, was removed as an Officer of Lvyuan Green Building Material Technology Corp. (the “Registrant”), on the grounds of abandonment and non-cooperation with company business.

Effective October 27, 2020, Lowell Holden was appointed as a Director of Lvyuan Green Building Material Technology Corp. (the “Registrant”).

Effective October 27, 2020, Yeung Tze Ling was appointed President, Secretary, Treasurer and Director of Lvyuan Green Building Material Technology Corp. (the “Registrant”).

Effective December 22, 2020, Yeung Tze Ling resigned as President, Secretary and Director of Lvyuan Green Building Material Technology Corp. (the “Registrant”). Yeung Tze Ling did not have any disagreement with the Registrant, nor provided any reason for his resignation.

Effective December 22, 2020, James A. Tilton was appointed President, Secretary, Treasurer and director of Lvyuan Green Building Material Technology Corp. (the “Registrant”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2020

LVYUAN GREEN BUILDING MATERIAL TECHNOLOGY CORP.

By: /s/ James A. Tilton

Name: James A. Tilton

Title: President